THE BERKSHIRE FUNDS
                          Supplement to Prospectus and
                       Statement of Additional Information
                                Dated May 1, 2002
--------------------------------------------------------------------------------

                            Berkshire Technology Fund

     On Thursday, September 26, 2002, the Board of Trustees of The Berkshire Funds (the "Trust") unanimously consented to liquidate the Berkshire Technology Fund.

     As a result of the decision to pursue liquidation of the Fund, effective Friday, September 27, 2002, investors are no longer permitted to purchase shares of the Fund, however, redemption requests will be honored as received. If we have not received your redemption request by October 31, 2002, your shares will be redeemed in cash on October 31, 2002 and a check will be mailed to you.

     Note to IRA Shareholders: If you are an IRA shareholder, please note that you have 60 days from the date you receive your proceeds to reinvest or "rollover" into another IRA plan before the proceeds are disqualified as "IRA" funds and deemed taxable. If you fail to notify U.S. Bancorp Fund Services, LLC (the Fund's transfer agent) of your intentions to rollover your IRA account or that you choose not to have your federal income tax withheld, your IRA account will be subject to federal income tax withholding as required by law. Please call 1-877-526-0707 for more information.



               Please retain this Supplement with the Prospectus.
          The date of this Prospectus Supplement is September 27, 2002.